------------------------------------------------------------------------------



                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   Form 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                         Reported): September 27, 2002


       IndyMac MBS, Inc., (as depositor under the Pooling and Servicing
          Agreement, dated as of September 1, 2002, providing for the issuance of the IndyMac MBS, Inc., Residential Asset Securization
              Trust 2002-A12, Mortgage Pass-Through Certificates,
                                Series 2002-L).

                               IndyMac MBS, Inc.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)

               Delaware                                333-82831                             95-4791925
------------------------------------                   ---------                             ----------
     (State or Other Jurisdiction                     (Commission                         (I.R.S. Employer
           of Incorporation)                          File Number)                       Identification No.)


155 North Lake Avenue
Pasadena, California                                                              91101
--------------------                                                            ---------
(Address of Principal                                                           (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code: (800) 669-2300
                                                    --------------

------------------------------------------------------------------------------

Item 5.  Other Events.
         ------------

         Filing of Certain Materials
         ---------------------------

     In connection with the issuance by IndyMac MBS, Inc. of its Mortgage Pass-Through Certificates, Series 2002-L (the "Certificates"), IndyMac MBS, Inc. is filing herewith an opinion of counsel relating to the characterization of the Certificates for federal income tax purposes. The opinion is annexed hereto as Exhibit 8.1.

Item 7.  Financial Statements, Pro Forma Financial
         Information and Exhibits.
         ------------------------

     (a)     Not applicable.

     (b)     Not applicable.

     (c)     Exhibits:

     5.1  Legality Opinion of Sidley Austin Brown & Wood LLP.

     8.1  Tax Opinion of Sidley Austin Brown & Wood LLP (included in Exhibit
          5.1)

     23.1 Consent of Sidley Austin Brown & Wood LLP (included in Exhibits 5.1 and 8.1)

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               INDYMAC MBS, INC.



                                               By:  /s/ Blair Abernathy
                                                    --------------------
                                                    Blair Abernathy
                                                    Executive Vice President




Dated: September 27, 2002

                                      Exhibit Index


Exhibit                                                                                   Page
-------                                                                                   ----

5.1       Legality Opinion of Sidley Austin Brown & Wood LLP                                 5

8.1       Tax Opinion of Sidley Austin Brown & Wood LLP (included in Exhibit 5.1)            5

23.1      Consent of Sidley Austin Brown & Wood LLP (included in Exhibits 5.1 and 8.1)       5